UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2024 (March 29, 2024)

SOLUNA HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-40261	14-1462255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Washington Avenue Extension
Albany, New York	12205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 216-9257

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SLNH	The Nasdaq Stock Market LLC
9.0% Series A Cumulative Perpetual Preferred Stock, par calue $0.001 per share	SLNHP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Officer

In conjunction with the appointment of a new Chief Financial Officer, the Company will accept David Michaels’s resignation from his position as CFO of the Company, effective immediately upon the effectiveness of the appointment of a new CFO. The circumstances surrounding Mr. Michaels’s resignation are not a result of any disagreements with the Company on any matter relating to the Company’s operations, policies, or practices. Mr. Michaels will remain as a member of the Board of Directors and will be providing additional services to provide a smooth transition to the new CFO.

(c) Appointment of Officer

The Company has appointed John Tunison to serve as the Chief Financial Officer and Treasurer of the Company, effective April 8, 2024, with employment commencing on March 29, 2024. Mr. Tunison is an experienced finance professional, previously serving as CFO of Verdant Specialty Solutions from May 2023 to March 2024 and CFO of Trussway Manufacturing from March 2019 to December 2022. Mr. Tunison has an MBA in Finance from the University of Rhode Island.

(e) Compensatory Arrangements

In connection with the Board of Directors’ appointment of Mr. Tunison as Chief Financial Officer, the Company and Mr. Tunison have entered into a three-year employment agreement (the “Employment Agreement”). The Employment Agreement provides for an initial annual base salary of $350,000 and a potential performance bonus of up to 50% of the base salary as well as severance and other standard employment benefits. As an inducement for Mr. Tunison to join the Company and as additional compensation, the Board of Directors granted (a) an equity award in the form of restricted common stock under incentive equity plans maintained by the Company on the Company’s standard form award agreements with a reference percentage of 2% and (b) an equity award in the form of restricted preferred stock under incentive equity plans maintained by the Company on the Company’s standard form award agreements for 25,000 shares.

Item 7.01. Regulation FD Disclosure.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” with the Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement with John Tunison
99.1	Press Release Announcing Appointment of John Tunison as Chief Financial Officer
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLUNA HOLDINGS, INC.

Date: April 3, 2024	By:	/s/ Jessica Thomas
Jessica Thomas
Chief Accounting Officer
(principal accounting officer)